SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2000

COCA-COLA ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000
 (Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.      Other Events
On May 15, 2000, Coca-Cola Enterprises Inc. announced revised operating expectations for year 2000.

Item 7.      Financial Statements and Exhibits

(c)      Exhibits.
99	Press Release of Coca-Cola Enterprises Inc. issued May 15, 2000.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC.
(Registrant)

Date: May 16, 2000	By: S/ JOHN R. PARKER, JR.
John R. Parker, Jr.
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99	Press Release of Coca-Cola Enterprises Inc. issued May 15, 2000.	5